UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2017

KADANT INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11406	52-1762325
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

One Technology Park Drive
Westford, Massachusetts	01886
(Address of Principal Executive Offices)	(Zip Code)

(978) 776-2000
Registrant's telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

KADANT INC.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2017 Annual Meeting of Stockholders of Kadant Inc. (the Company) held on May 17, 2017, the stockholders voted on the following six proposals:

1.
The stockholders elected two nominees, Dr. John M. Albertine and Mr. Thomas C. Leonard, to the class of directors whose three-year term expires at our annual meeting of stockholders in 2020. The stockholders cast 8,391,411 shares in favor and 534,426 shares against Dr. Albertine’s election. In addition, 33,261 shares abstained and 655,437 broker non-votes were recorded, which had no effect on the outcome of the vote. The stockholders cast 8,744,887 shares in favor and 164,569 shares against Mr. Leonard’s election. In addition, 49,641 shares abstained and 655,438 broker non-votes were recorded, which had no effect on the outcome of the vote.

2.
The stockholders approved a non-binding advisory resolution on the executive compensation of the Company’s named executive officers. The stockholders cast 8,754,371 shares in favor and 194,527 shares against this proposal. In addition, 10,197 shares abstained and 655,440 broker non-votes were recorded, which had no effect on the outcome of the vote.

3.
The stockholders recommended, in a non-binding advisory vote, that future advisory votes on executive compensation be held annually, which the board of directors had recommended. The stockholders cast 7,321,355 shares in favor of an annual vote, 8,334 shares in favor of a vote every two years, and 1,618,968 shares in favor of a vote every three years. In addition, 10,437 shares abstained and 655,444 broker non-votes were recorded, which had no effect on the outcome of the vote. After taking into consideration the foregoing voting results, the board of directors intends to hold future advisory votes on the compensation of the Company’s named executive officers annually.

4.
The stockholders approved the Company’s annual cash incentive plan. The stockholders cast 8,757,832 shares in favor and 188,212 shares against this proposal. In addition, 13,052 shares abstained and 655,439 broker non-votes were recorded, which had no effect on the outcome of the vote.

5.
The stockholders approved the amendment and restatement of the Company’s amended and restated 2006 equity incentive plan. The stockholders cast 8,655,144 shares in favor and 289,987 shares against this proposal. In addition, 13,966 shares abstained and 655,438 broker non-votes were recorded, which had no effect on the outcome of the vote.

6.
The stockholders ratified the selection of KPMG LLP as the Company’s independent registered accounting firm for the 2017 fiscal year. The stockholders cast 9,587,270 shares in favor and 8,978 shares against this proposal. In addition, 18,287 shares abstained, which had no effect on the outcome of the vote.

KADANT INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KADANT INC.

Date: May 23, 2017	By:	/s/ Michael J. McKenney
Michael J. McKenney Senior Vice President and Chief Financial Officer

3